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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                       333-125593              13-3291626
----------------------------      ------------------------   ----------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


     1585 Broadway, 2nd Floor, New York, New York                   10036
----------------------------------------------------------   ----------------
       (Address of Principal Executive Offices)                  (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 8   Other Events.

Item 8.01.  Other Events.

      On January 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, LaSalle Bank National Association as a custodian, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee of Morgan Stanley Mortgage Loan Trust 2006-2 (the "MSM 2006-2 Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A, Class 1-A-X, Class 1-A-P, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-X, Class 2-A-P, Class 3-A, Class 4-A, Class 4-A-X, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 6-A, Class 6-A-X, Class 7-A-1, Class 7-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-125593). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of January 27, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.3a.

      On January 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

      On January 31, 2006 Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator, entered into interest rate hedge agreements (the "Corridor Contracts"). The Corridor Contracts are annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association, as custodian pursuant to a custodial agreement dated as of January 31, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.13.

      Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, FNBN, the Master Servicer and the Trustee (the "FNBN Assignment Agreement") The FNBN Assignment Agreement is annexed hereto as Exhibit 99.5a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.5b.

      Certain of the mortgage loans were acquired by MSMCI from American Home Mortgage Corporation ("American Home") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January
1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a, and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.7a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.7b. On March 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as 99.7c) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.7d. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.7c) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.7e.

      Certain of the mortgage loans were acquired by MSMCI from The Hemisphere National Bank ("Hemisphere") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.8a, and the Hemisphere Purchase Agreement is annexed hereto as Exhibit 99.8b.

      Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.9a, and the MortgageIT Purchase Agreement is annexed hereto as Exhibit 99.9b.

      Certain of the mortgage loans were acquired by MSMCI from New Century Mortgage Corporation ("New Century") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "New Century Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, New Century and the Trustee (the "New Century Assignment Agreement"). The New Century Assignment Agreement is annexed hereto as Exhibit 99.10a, and the New Century Purchase Agreement is annexed hereto as Exhibit 99.10b.

      Certain of the mortgage loans were acquired by MSMCI from PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, a seller (collectively, "PHH") pursuant to a mortgage loan sale and servicing agreement dated as of January 17, 2006 (the "PHH Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, PHH and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as Exhibit 99.11a, and the PHH Purchase Agreement is annexed hereto as Exhibit 99.11b.

      Certain of the mortgage loans were acquired by MSMCI from Wachovia Mortgage Corporation ("Wachovia") as seller pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Assignment Agreement"), and as further amended by the Regulation AB Amendment to the Wachovia Purchase Agreement dated November 22, 2005 (the "Wachovia Regulation AB Amendment"). The Wachovia Assignment Agreement is annexed hereto as Exhibit 99.12a, the Wachovia Purchase Agreement is annexed hereto as Exhibit 99.12b, and the Wachovia Regulation AB Amendment is annexed hereto as Exhibit 99.12c.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

        Not applicable.

(b)  Pro forma financial information:

      Not applicable.

(c)  Exhibits:                                                            Page:

Exhibit 99.1 Pooling and Servicing Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, National Association, as master servicer, securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.2 MSMCI Mortgage Loan and Purchase Agreement, dated as of January 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3a Underwriting Agreement, dated as of January 27, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3b     Tax Opinion, dated January 31, 2006, issued by Sidley
                  Austin LLP.

Exhibit 99.4 Corridor Contracts, dated as of January 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5a FNBN Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.5b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.6a American Home Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.6b American Home Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corporation.

Exhibit 99.7a GMACM Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.7b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.7c Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, between the Sponsor and WF Servicer.

Exhibit 99.7d Omnibus Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, among the Registrant, MSMCI and the Trustee.

Exhibit 99.7e Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.8a Hemisphere Assignment Agreement, dated as of January 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer..

Exhibit 99.8b Hemisphere Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

Exhibit 99.9a MortgageIT Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc., LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9b MortgageIT Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.10a New Century Assignment Agreement, dated as of January 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., New Century Mortgage Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b New Century Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and New Century Mortgage Corporation.

Exhibit 99.11a PHH Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, as a seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.11b PHH Purchase Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, as a seller.

Exhibit 99.12a Wachovia Assignment Agreement, dated as of January 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12b Wachovia Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.12c Wachovia Regulation AB Addendum, dated November 22, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13 Custodial Agreement, dated as of January 31, 2006, among Morgan Stanley Mortgage Capital Inc., as purchaser, The Hemisphere National Bank, as a seller and servicer, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as a seller and servicer, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as a seller, Wachovia Mortgage Corporation, as a seller and servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, LaSalle Bank National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 24, 2007


                                         MORGAN STANLEY CAPITAL I INC.






                                         By: /s/ Valerie Kay
                                             ---------------------------------
                                             Name:  Valerie Kay
                                             Title: Vice President

                                 Exhibit Index
                                 -------------

Item 601(a) of                                                    Paper (P) or
Regulation S-K                    Description                     Electronic (E)
--------------                    -----------                     --------------

      99.1       Pooling and Servicing Agreement, dated as               E
                 of January 1, 2006, among Morgan Stanley
                 Capital I, Inc., as depositor, LaSalle Bank
                 National Association and J.P. Morgan Trust
                 Company, National Association, as custodians,
                 Wells Fargo Bank, National Association, as master servicer, securities administrator and LaSalle Bank National Association, as trustee.

      99.2       MSMCI Mortgage Loan and Purchase Agreement,             E
                 dated as of January 1, 2006, among Morgan
                 Stanley Mortgage Capital Inc. and Morgan
                 Stanley Capital I, Inc.

      99.3a      Underwriting Agreement, dated as of January             E
                 27, 2006, among Morgan Stanley & Co.
                 Incorporated and Morgan Stanley Capital I,
                 Inc.

      99.3b      Tax Opinion, dated January 31, 2006, issued             E
                 by Sidley Austin LLP.

      99.4       Corridor Contracts, dated as of January 31,             E
                 2006, between Morgan Stanley Capital
                 Services Inc. and Wells Fargo Bank,
                 National Association, solely in its
                 capacity as securities administrator.

     99.5a       FNBN Assignment Agreement, dated as of                  E
                 January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc. and First National Bank of
                 Nevada, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
                 Association, as master servicer.

     99.5b       FNBN Purchase Agreement, dated as of                    E
                 October 1, 2005, among Morgan Stanley
                 Mortgage Capital Inc. and First National
                 Bank of Nevada.

     99.6a       American Home Assignment Agreement, dated               E
                 as of January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc. and American Home Mortgage
                 Corporation, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association, as master
                 servicer.

     99.6b       American Home Purchase Agreement, dated as              E
                 of December 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and American Home
                 Mortgage Corporation.

     99.7a       GMACM Assignment Agreement, dated as of                 E

                 January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., GMAC Mortgage Corporation,
                 LaSalle Bank National Association, as
                 trustee, and Wells Fargo Bank, National
                 Association, as master  servicer.

     99.7b       GMACM Servicing Agreement, dated as of                  E
                 January 1, 2006, between Morgan Stanley
                 Mortgage Capital Inc. and GMAC Mortgage
                 Corporation.

     99.7c       Seller's Warranties and Servicing                       E
                 Agreement, dated as of December 1, 2005, between the Sponsor and WF Servicer.

     99.7d       Omnibus Assignment, Assumption and                      E
                 Recognition Agreement, dated as of March 1,
                 2006, among the Registrant, MSMCI and the Trustee.

     99.7e       Omnibus Assignment Agreement, dated as of               E
                 October 1, 2006 among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Wells Fargo Bank, National
                 Association, as servicer, LaSalle Bank
                 National Association, as trustee and Wells
                 Fargo Bank, National Association as master servicer.

     99.8a       Hemisphere Assignment Agreement, dated as               E
                 of January 1, 2006, between Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., The Hemisphere National Bank,
                 LaSalle Bank National Association, as
                 trustee and Wells Fargo Bank, National
                 Association, as master  servicer.

     99.8b       Hemisphere Purchase Agreement, dated as of              E
                 December 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and The Hemisphere
                 National Bank.

     99.9a       MortgageIT Assignment Agreement, dated as               E
                 of January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., MortgageIT, Inc., LaSalle
                 Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.9b       MortgageIT Purchase Agreement, dated as of              E
                 December 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and MortgageIT, Inc.

     99.10a      New Century Assignment Agreement, dated as              E
                 of January 1, 2006, between Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., New Century Mortgage
                 Corporation, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association, as master
                 servicer.

     99.10b      New Century Purchase Agreement, dated as of             E
                 November 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and New Century
                 Mortgage Corporation.

     99.11a      PHH Assignment Agreement, dated as of                   E
                 January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., PHH Mortgage Corporation, as a seller and servicer, and Bishop's Gate
                 Residential Mortgage Trust, as a seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
                 Association, as master servicer.

     99.11b      PHH Purchase Agreement, dated as of January 1,          E

                 2006, between Morgan Stanley Mortgage
                 Capital Inc. and PHH Mortgage Corporation,
                 as a seller and servicer, and Bishop's Gate
                 Residential Mortgage Trust, as a seller.
     99.12a      Wachovia Assignment Agreement, dated as of              E
                 January 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Wachovia Mortgage
                 Corporation, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association, as master
                 servicer.

     99.12b      Wachovia Purchase Agreement, dated as of                E
                 September 1, 2004, between Morgan Stanley
                 Mortgage Capital Inc. and Wachovia Mortgage
                 Corporation.

     99.12c      Wachovia Regulation AB Addendum, dated                  E
                 November 22, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and Wachovia Mortgage
                 Corporation.

     99.13       Custodial Agreement, dated as of January                E
                 31, 2006, among Morgan Stanley Mortgage
                 Capital Inc., as purchaser, The Hemisphere
                 National Bank, as a seller and servicer, PHH Mortgage Corporation (formerly known as
                 Cendant Mortgage Corporation), as a seller and servicer, Bishop's Gate Residential
                 Mortgage Trust (formerly known as Cendant
                 Residential Mortgage Trust), as a seller, Wachovia Mortgage Corporation, as a seller and servicer, Wells Fargo Bank, National
                 Association, as master servicer and
                 securities administrator, LaSalle Bank
                 National Association, as trustee, and
                 J.P. Morgan Trust Company, National
                 Association, as custodian.